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                                                               Exhibit (e)(2)

                                                      LIFE INSURANCE APPLICATION
                                                                          PART B
                                                                NEW YORK VERSION

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, NEW YORK, NY

The insurance company named above ("Company") is responsible for the obligation and payment of benefits under any policy that it may issue. No other company is responsible for such obligations or payments.

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                                                     PERSONAL INFORMATION
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1. PROPOSED INSURED (COMPLETE SEPARATE PART B FOR EACH PROPOSED INSURED)

___________________________    _____     _________________________________          ________________________   _____________________
  First Name                     MI      Last Name                                   Date of Birth              Social Security #

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                                                      MEDICAL HISTORY
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(INSTRUCTIONS: PLEASE ANSWER ALL MEDICAL HISTORY QUESTIONS. DO NOT LEAVE ANY QUESTIONS BLANK.)

2. PHYSICIAN INFORMATION

   Name, address and phone number of the Proposed Insured's personal physician(s). (IF NO PERSONAL PHYSICIAN, PROVIDE NAME,
   ADDRESS AND PHONE # OF DOCTOR LAST SEEN)

   Name __________________________________________________________________ Phone (______)___________________________________________

   Address ___________________________________________________ City, State ____________________________ ZIP ________________________

   Date, reason, findings and treatment at last visit ______________________________________________________________________________

   _________________________________________________________________________________________________________________________________

   _________________________________________________________________________________________________________________________________

   _________________________________________________________________________________________________________________________________

   _________________________________________________________________________________________________________________________________

3. BUILD

   A. Admitted Height and Weight ____________ ft ________________ in ________________ lbs

      (EXAMINERS: ALSO RECORD MEASURED HEIGHT AND WEIGHT ON EXAM PAGE 1)

   B. Has the Proposed Insured had any weight change in excess of 10 lbs in the PAST YEAR? [ ] yes [ ] no If yes, complete the following:

      Loss ____________________  lbs  Gain ____________________________ lbs  Reason_________________________________________________

      If weight change was due to pregnancy, provide due/delivery date _____________________________________________________________

4. FAMILY HISTORY

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         AGE IF          AGE AT            CAUSE OF DEATH                  HISTORY OF                            HISTORY OF
         LIVING          DEATH                                           HEART DISEASE?                           CANCER?
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Father ________       _________        ______________________    [ ]no[ ]Yes _____________    [ ]no[ ]Yes _____________ Type _______
                                                                              Age of Onset                 Age of Onset


Mother ________       _________        ______________________    [ ]no[ ]Yes _____________    [ ]no[ ]Yes _____________ Type _______
                                                                              Age of Onset                 Age of Onset

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AGLC100566-NY-2012                                              Page 1 of 4
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5. PERSONAL HEALTH HISTORY

   A. Has the Proposed Insured EVER been diagnosed as having, been treated for, or consulted a licensed health care provider for:

      1) heart disease, heart attack, chest pain, irregular heartbeat, heart murmur, high cholesterol, high blood
         pressure or other disorder of the heart?                                                                     [ ] yes [ ] no

      2) a blood clot, aneurysm, stroke, or other disease, disorder or blockage of the arteries or veins?             [ ] yes [ ] no

      3) cancer, tumors, masses, cysts or other such abnormalities?                                                   [ ] yes [ ] no

      4) diabetes, a disorder of the thyroid or other glands or a disorder of the immune system, blood or
         lymphatic system?                                                                                            [ ] yes [ ] no

      5) colitis, hepatitis or a disorder of the esophagus, stomach, liver, pancreas, gall bladder or intestine?      [ ] yes [ ] no

      6) a disorder of the kidneys, bladder, prostate or reproductive organs or protein in the urine?                 [ ] yes [ ] no

      7) asthma, bronchitis, emphysema, sleep apnea or other breathing or lung disorder?                              [ ] yes [ ] no

      8) seizures, a disorder of the brain or spinal cord or other nervous system abnormality, including anxiety,
         depression or other psychiatric conditions?                                                                  [ ] yes [ ] no

      9) arthritis, muscle disorders, connective tissue disease or other bone or joint disorders?                     [ ] yes [ ] no

      (IF YES, LIST CONDITION AND PROVIDE DETAILS SUCH AS: DATE OF FIRST DIAGNOSIS; NAME, ADDRESS, AND PHONE # OF DOCTOR;
      TESTS PERFORMED; TEST RESULTS; MEDICATIONS OR RECOMMENDED TREATMENT. ATTACH AN ADDITIONAL SHEET OF PAPER IF NECESSARY.)

      DETAILS ______________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

   B. Is the Proposed Insured currently taking any medication, treatment or therapy or under medical observation?     [ ] yes [ ] no

      (IF YES, PROVIDE DETAILS SUCH AS: DATE OF FIRST DIAGNOSIS; NAME, ADDRESS, AND PHONE # OF DOCTOR; TESTS
      PERFORMED; TEST RESULTS; MEDICATIONS OR RECOMMENDED TREATMENT. ATTACH AN ADDITIONAL SHEET OF PAPER IF NECESSARY.)

      DETAILS ______________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

   C. Has the Proposed Insured in the PAST THREE YEARS had but NOT sought treatment for:

      1) fainting spells, nervous disorder, headaches, convulsions or paralysis?                                      [ ] yes [ ] no

      2) any pain or discomfort in the chest or shortness of breath?                                                  [ ] yes [ ] no

      3) disorders of the stomach, intestines or rectum, or blood in the urine?                                       [ ] yes [ ] no

      (IF YES, LIST CONDITION SUCH AS: DATE OF FIRST OCCURRENCE; SYMPTOMS; AND HOW TREATED. ATTACH AN ADDITIONAL
       SHEET OF PAPER IF NECESSARY.)

      DETAILS ______________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

   D. Has the Proposed Insured EVER:

      1) sought or received medical advice, counseling or treatment by a medical professional for the use of
         alcohol or drugs, including prescription drugs?                                                              [ ] yes [ ] no

      2) used cocaine, marijuana, heroin, controlled substances or any other drug, except as legally prescribed
         by a physician?                                                                                              [ ] yes [ ] no

      (IF YES ANSWERED TO D1 OR D2, PLEASE PROVIDE DETAILS BELOW)

      Type of drug(s)/alcohol product(s) ________________________________________ Date last used ___________________________________

      Frequency of use: [ ] Daily [ ] Weekly [ ] Monthly            Amount usually used: ___________________________________________

      Name(s) of doctor/facility ____________________________________________________ Phone (___)___________________________________

      Address ___________________________________ City, State ______________________________________ ZIP ___________________________

      Treatment Dates ______________________________________________________________________________________________________________

      Support group(s) ___________________________________________________________ Last date attended ______________________________

      Was treatment or support group attendance court ordered?                                                        [ ] yes [ ] no

      Details of any drug or alcohol related arrests _______________________________________________________________________________


AGLC100566-NY-2012                                                    Page 2 of 4
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5. PERSONAL HEALTH HISTORY (CONTINUED)

   E. Has the Proposed Insured EVER been diagnosed as having or been treated by any member of the medical
      profession for AIDS Related Complex (ARC) or Acquired Immune Deficiency Syndrome (AIDS)?                        [ ] yes [ ] no

      (IF YES, PROVIDE DETAILS SUCH AS: DATE OF FIRST DIAGNOSIS; NAME, ADDRESS, AND PHONE # OF DOCTOR;
      TESTS PERFORMED; TEST RESULTS; MEDICATIONS OR RECOMMENDED TREATMENT. ATTACH AN ADDITIONAL SHEET OF PAPER IF NECESSARY.)

      DETAILS ______________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

   F. Other than previously stated, in the PAST 10 YEARS, has the Proposed Insured:

      1) been hospitalized, consulted a health care provider or had any illness, injury or surgery?                   [ ] yes [ ] no

      (IF YES, PROVIDE DETAILS SUCH AS: DATE OF FIRST DIAGNOSIS; NAME, ADDRESS, AND PHONE # OF DOCTOR;
      TESTS PERFORMED; TEST RESULTS; MEDICATIONS OR RECOMMENDED TREATMENT. ATTACH AN ADDITIONAL SHEET OF PAPER IF NECESSARY.)

      DETAILS ______________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      2) been advised to have any diagnostic test (exclude HIV testing), hospitalization or treatment that
         was NOT completed?                                                                                           [ ] yes [ ] no

      (IF YES, PROVIDE DETAILS SUCH AS: DATE OF FIRST DIAGNOSIS; NAME, ADDRESS, AND PHONE # OF DOCTOR;
      RECOMMENDED TESTS, MEDICATIONS OR TREATMENT. ATTACH AN ADDITIONAL SHEET OF PAPER IF NECESSARY.)

      DETAILS ______________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      3) received or claimed disability or hospital indemnity benefits or a pension for any injury, sickness,
         disability or impaired condition?                                                                            [ ] yes [ ] no

      (IF YES, LIST CONDITION AND PROVIDE DETAILS SUCH AS: DATE OF FIRST DIAGNOSIS; NAME, ADDRESS, AND PHONE # OF DOCTOR; TESTS
      PERFORMED; TEST RESULTS; MEDICATIONS OR RECOMMENDED TREATMENT. ATTACH AN ADDITIONAL SHEET OF PAPER IF NECESSARY.)

      DETAILS ______________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

   G. Has the Proposed Insured had any emergency room or emergency clinic visits during the PAST 5 YEARS?             [ ] yes [ ] no

      (IF YES, PROVIDE NAME AND ADDRESS OF HOSPITAL OR EMERGENCY CLINIC, REASON FOR VISIT(S), AND RESOLUTION OF CONDITION.
      ATTACH AN ADDITIONAL SHEET OF PAPER IF NECESSARY.)

      DETAILS ______________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

   H. Does the Proposed Insured have any symptoms or knowledge of any other condition that is NOT
      disclosed above?                                                                                                [ ] yes [ ] no

      (IF YES, PROVIDE DETAILS SUCH AS: DATE OF FIRST DIAGNOSIS; NAME, ADDRESS, AND PHONE # OF DOCTOR;
      TESTS PERFORMED; TEST RESULTS; MEDICATIONS OR RECOMMENDED TREATMENT. ATTACH AN ADDITIONAL SHEET OF PAPER IF NECESSARY.)

      DETAILS ______________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

AGLC100566-NY-2012                                                   Page 3 of 4
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                                          AGREEMENT AND SIGNATURES
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I, the Proposed Insured signing below, agree that I have read the statements contained in this application and any attachments or they have been read to me. They are true and complete to the best of my knowledge and belief. I understand that this application:
(1) will consist of Part A, Part B, and if applicable, related attachments including supplement(s) and addendum(s); and (2) shall be the basis for any policy and any rider(s) issued. I understand that a copy of the application will be attached to the policy when issued. I understand that any misrepresentation contained in this application and relied on by the Company may be used to reduce or deny a claim if: (1) such misrepresentation materially affects the acceptance of the risk; and (2) the policy is within its contestable period.

Except as may be provided in any Limited Temporary Life Insurance Agreement, I understand and agree that even if I paid a premium no insurance will be in effect under this application, or under any new policy or any rider(s) issued by the Company, unless or until all three of the following conditions are met: (1) the policy has been delivered and accepted; and (2) the full first modal premium for the issued policy has been paid; and (3) there has been no change in the health of the Proposed Insured(s) that would change the answers to any questions in the application before items (1) and (2) in this paragraph have occurred. I understand and agree that if all three conditions above are not met: (1) no insurance will begin in effect; and (2) the Company's liability will be limited to a refund of any premiums paid, regardless of whether loss occurs before premiums are refunded.

I understand and agree that no agent is authorized to: accept risks or pass upon insurability; make or modify contracts; or waive any of the Company's rights or requirements.

I have received a copy or have been read the Notices to the Proposed Insured(s).

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 SIGNATURE OF PROPOSED INSURED

 Signed at (CITY, STATE) ________________________________________________________________________ On (DATE) ________________________

 X _________________________________________________________________________________________________________________________________
   Proposed Insured (IF UNDER AGE 14 1/2, SIGNATURE OF PARENT OR GAURDIAN)

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 SIGNATURE(S) OF INTERVIEWER(S)- TO BE SIGNED BY ALL INTERVIEWERS, AS APPLICABLE

 I certify that the information supplied by the Proposed Insured has been truthfully and accurately recorded on the Part B application.

 IF AGENT RECORDED INFORMATION

   ________________________________________________________   ____________________________________________________   _______________
    Writing Agent Name (PLEASE PRINT)                           Writing Agent #                                        Date

 X ________________________________________________________ X ______________________________________________________________________
    Writing Agent Signature                                     Countersigned (LICENSED RESIDENT AGENT IF STATE REQUIRED)

 IF TELE-INTERVIEWER RECORDED INFORMATION

   ________________________________________________________   ____________________________________________________   _______________
    Name (PLEASE PRINT)                                         Company                                                Date

 IF PARAMEDICAL EXAMINER/MEDICAL DOCTOR RECORDED INFORMATION

 Examiner Address_________________________________________________________________________________ PARAMED: USE COMPANY STAMP BELOW.

 Examiner Phone # (___)________________________________________________

 Examiner Name ________________________________________________________

 Examiner Signature

 X ____________________________________________ Date _________________

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 AGLC100566-NY-2012                                          Page 4 of 4
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                                                       PHYSICAL MEASUREMENTS
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1. PROPOSED INSURED

   A. Name ________________________________________________________________________________________________

   B. Build: Measured Height (IN SHOES) ______ ft __________ in Weight (CLOTHED) __________ lbs (PLEASE WEIGH INSURED)

      If unable to obtain accurate weight, please provide reason ______________________________________________________

   C. Blood Pressure (THREE READINGS REQUIRED): If blood pressure exceeds 140/90, repeat reading at end of examination.*

      Select cuff size: [ ]Standard BP cuff [ ]Large BP cuff

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                                      1ST READING                2ND READING                3RD READING           *REPEAT READING
                               -------------------------     -------------------     -----------------------   ---------------------
                 Systolic BP
                               -------------------------     -------------------     -----------------------   ---------------------
      Diastolic 5th Phase BP
                               -------------------------     -------------------     -----------------------   ---------------------
                  Pulse Rate
                               -------------------------     -------------------     -----------------------   ---------------------
     Irregularities Per Min.
                               -------------------------     -------------------     -----------------------   ---------------------

     D. Did you weigh Proposed Insured?                                                                                 [ ]yes [ ]no

     E. Have any of the following been completed in conjunction with this exam?

        [ ]Blood [ ]Urine [ ]EKG [ ]Stress Test

     F. Is appearance unhealthy or older than stated age?                                                               [ ]yes [ ]no

     G. Do you have any pertinent information not disclosed previously?                                                 [ ]yes [ ]no

        (DETAILS OF YES ANSWERS TO QUESTIONS F AND G)

         ___________________________________________________________________________________________________________________________

         ___________________________________________________________________________________________________________________________

         ___________________________________________________________________________________________________________________________

     H. Are you related to the Proposed Insured by blood or marriage or do you have any business or professional
        relationship with the Proposed Insured? (IF YES, EXPLAIN)                                                       [ ]yes [ ]no

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

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                                                 REPORT BY EXAMINING MEDICAL DOCTOR
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INSTRUCTIONS TO DOCTOR:

To be completed in private by doctor only. Examination of heart and lungs must be with stethoscope against bare skin.

 1) Heart

    a. Is there any cyanosis, edema, or evidence of peripheral vascular disease, arteriosclerosis or other cardiovascular disorder? _______________________________________________________________________________________ [ ]yes [ ]no

    b. Is heart enlarged? (IF YES, DESCRIBE) __________________________________________________________________________ [ ]yes [ ]no

    c. Is murmur present? (IF YES, COMPLETE 1D) _______________________________________________________________________ [ ]yes [ ]no

    d. Before exercise, murmur is:

       [ ]Constant Transmitted to where?____________________________________________________________________________________________

       [ ]Inconstant Localized at: [ ]Apex [ ]Base [ ]Elsewhere

       [ ]Systolic (GIVE DETAILS)___________________________________________________________________________________________________

       [ ]Diastolic Murmur grade: (PLEASE CIRCLE)  1/6   2/6   3/6   4/6   5/6   6/6

          After valsalva, murmur is:

          [ ]Unchanged [ ]Decreased [ ]Increased [ ]Absent

    Your impression ________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________


AGLC100566-NY-2012-EXAM                                                                                                  Exam page 1
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REPORT BY EXAMINING MEDICAL DOCTOR (CONTINUED)

2) Has this examination revealed any abnormality of the following: (PROVIDE DETAILS TO YES ANSWERS BELOW)

   a) Eyes, ears, nose, mouth and throat? (IF VISION OR HEARING IS MARKEDLY IMPAIRED, INDICATE DEGREE AND CORRECTION)   [ ]yes [ ]no

   DETAILS__________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

   b) Endocrine system (INCLUDING THYROID)?                                                                             [ ]yes [ ]no

   DETAILS__________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

   c) Nervous system (INCLUDING REFLEXES, GAIT, PARALYSIS)?                                                             [ ]yes [ ]no

   DETAILS__________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

   d) Respiratory system?                                                                                               [ ]yes [ ]no

   DETAILS__________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

   e) Abdomen (INCLUDING SCARS)?                                                                                        [ ]yes [ ]no

   DETAILS__________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

   f) Genito-urinary system?                                                                                            [ ]yes [ ]no

   DETAILS__________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

   g) Skin (INCLUDING SCARS), lymph nodes, blood vessels (INCLUDING VARICOSE VEINS)?                                    [ ]yes [ ]no

   DETAILS__________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

   h) Musculoskeletal system (INCLUDING SPINE, JOINTS, AMPUTATIONS, DEFORMITIES)?                                       [ ]yes [ ]no

   DETAILS__________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

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                                                             SIGNATURE
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PARAMEDICAL EXAMINER/MEDICAL DOCTOR SIGNATURE

I  certify that this exam was conducted the ____________ day of ________________ , 20 ________, at _____________________ [ ]am [ ]pm

   Location of Exam ___________________________________________________ PARAMED: USE COMPANY STAMP BELOW.

   Examiner Address ___________________________________________________

   Examiner Phone # (___)______________________________________________

   Examiner Name ______________________________________________________

   Examiner Signature X _______________________________________________

  (AGENT SHOULD INFORM PARAMEDICAL EXAMINER/MEDICAL DOCTOR OF PROPER LOCATION TO SEND FORM UPON COMPLETION)

AGLC100566-NY-2012-EXAM                                                                                                  Exam page 2
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